                                                               FILE NO. 33-65135
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                      (TO PROSPECTUS DATED APRIL 4, 1996)
                (TO PROSPECTUS SUPPLEMENT DATED APRIL 10, 1996)

                                     PROSPECTUS NUMBER: 1432
                                     DATED: JANUARY 6, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                Fed Funds (Prior Day H.15)


INDEX MATURITY:           One Day


TRADE DATE:               January 6, 1997


SETTLEMENT DATE:          January 9, 1997


MATURITY DATE:            January 9, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.110%
                          (plus eleven bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Daily


INTEREST PAYMENT DATES:   The 9th of April, July, October and January commencing April 1997 through Maturity, subject to Following Business Day convention.


INITIAL INTEREST RATE:    TBD, January 9, 1997


FORM:                     Book-entry

